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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:                                             May 1, 1995
Original Settlement Date:                                        May 25, 1995
Series Number of Class A-1 Certificates:                            441919AE7
Series Number of Class A-2 Certificates:                            441919AF4
Original Sale Balance:                                           $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                   12/22/97
Investor Certificateholder Floating Allocation Percentage              95.64%
Investor Certificateholder Fixed Allocation Percentage                 97.90%
Aggregate Amount of  Collections                                 9,969,139.89
Aggregate Amount of  Interest Collections                        2,692,692.22
Aggregate Amount of  Principal Collections                       7,276,447.67
Class A Interest Collections                                     2,575,312.38
Class A Principal Collections                                    6,865,726.74
Seller Interest Collections                                        117,379.84
Seller Principal Collections                                       410,720.93
Weighted Average Loan Rate                                             14.13%
Net Loan Rate                                                          13.13%
Weighted Average Maximum Loan Rate                                     19.57%
Class A-1 Certificate Rate                                              5.91%
Maximum Investor Certificate Rate                                      13.13%
Class A-1 Certificate Interest Distributed                       1,028,977.18
Class A-1 Investor Certificate Interest Shortfall before Policy Draw     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00
Class A-2 Certificate Rate                                              5.81%
Maximum Investor Certificate Rate                                      13.13%
Class A-2 Certificate Interest Distributed                          44,500.07
Class A-2 Investor Certificate Interest Shortfall before Policy Draw     0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-2 Carryover Interest Amount                               0.00
Maximum Principal Dist. Amount (MPDA)                            7,123,969.71
Alternative Principal Dist. Amount (APDA)                        6,865,726.74
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                  6,865,726.74
Principal  allocable to Class A-1                                6,576,535.46
Principal allocable to Class A-2                                   289,191.28
SPDA deposited to Funding Account                                        0.00
Accelerated Principal Distribution Amount                                0.00
APDA allocable to Class A-1                                              0.00
APDA allocable to Class A-2                                              0.00
Reimbursement to Credit Enhancer                                         0.00
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                          384,515.80
Reduction in Certificate Principal Balance due to Current Class A-2
 Liquidation Loss Amount                                           16,908.39
Cumulative Investor Liquidation Loss Amount                        401,424.19
Total Principal allocable to A-1                                 6,961,051.26
Total Principal allocable to A-2                                   306,099.67
Beginning Class A-1 Certificate Principal Balance              195,954,181.79
Beginning Class A-2 Certificate Principal Balance                8,616,623.05
Ending Class A-1 Certificate Principal Balance                 188,993,130.52
Ending Class A-2 Certificate Principal Balance                   8,310,523.39
Class A-1 Factor                                                    0.4155293
Class A-2 Factor                                                    0.4155262
Pool Factor (PF)                                                    0.4316510
Retransfer Deposit Amount                                                0.00
Servicer Certificate (Page 2 of  3)
Distribution Date:                                                   12/22/97
Servicing Fees Distributed                                         172,494.49
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00
Aggregate Investor Liquidation Loss Amount                         401,424.19
Investor Loss Reduction Amount                                           0.00
Beginning Pool Balance                                         216,428,006.27
Ending Pool Balance                                            209,142,395.21
Beginning Invested Amount                                      206,993,391.84
Ending Invested Amount                                         199,726,240.91
Beginning Seller Principal Balance                               9,434,614.43
Ending Seller Principal Balance                                  9,416,154.30
Additional Balances                                                410,720.93
Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Bal % (before any purchase of Subsequent Loans)  0.00%
Principal Balance of Subsequent Loans                                    0.00
Beginning Reserve Account Balance                                1,211,294.00
Ending Reserve Account Balance                                   1,211,294.00
Beginning Seller Interest                                             3.9356%
Ending Seller's Interest                                              4.5023%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                      515
     Trust Balance                                              16,687,895.06
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      163
     Trust Balance                                               4,728,902.67
   90+ days (Del Stat 3+)
     No. of Accounts                                                      333
     Trust Balance                                              10,753,070.86
   270+ days (Del Stat 9+)
     No. of Accounts                                                      117
     Trust Balance                                               3,777,819.73
   REO
     No. of Accounts                                                       33
     Trust Balance                                               1,273,145.50
Rapid Amortization Event ?                                                 No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
Event of Default ?                                                         No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                                           No
 Failure by Servicer to perform other covenants as described in Agreemt? No Bankruptcy, Insolvency or Receivership relating to Master Servicer ? No
   Trigger Event ?                                                         No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                       528,100.77
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00





Servicer Certificate (Page 3 of  3)
Distribution Date:                                                   12/22/97
Application of Available Funds Aggregate Amount of Collections   9,969,139.89
 Deposit for principal not used to purchase subsequent loans
      Servicing Fee                                                172,494.49
     Principal and Interest to Class A-1                         7,990,028.44
     Principal and Interest to Class A-2                           350,599.74
     Seller's portion of Principal and Interest                    528,100.77
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                               927,916.45
     Total                                                       9,969,139.89

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                                   12/22/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             95.6408%
Class A Certificateholder Fixed Allocation Percentage                97.9045%
Beginning Class A-1 Certificate Balance                        195,954,181.79
Beginning Class A-2 Certificate Balance                          8,616,623.05
Class A-1 Certificate Rate                                           5.90750%
Class A-2 Certificate Rate                                           5.81000%
Class A-1 Certificate Interest Distributed                           2.262358
Class A-2 Certificate Interest Distributed                           2.225004
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Class A-2 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall            0.000000
Rapid Amortization Event ?                                                 No
Class A-1 Certificate Principal Distributed                         15.304900
Class A-2 Certificate Principal Distributed                         15.304983
   Maximum Principal Distribution Amount                            15.003359
   Scheduled Principal  Distribution Amount (SPDA)                  14.459489
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            0.845415
Total Amount Distributed to Certificateholders                      16.720274
Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00
Ending Class A-1 Certificate Balance                           188,993,130.52
Ending Class A-2 Certificate Balance                             8,310,523.39
Class A-1 Factor                                                    0.4155293
Class A-2 Factor                                                    0.4155262
Pool Factor (PF)                                                    0.4316510
Unreimbursed Liquidation Loss Amount                                     0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        0.00
Class A Servicing Fee                                              172,494.49
Beginning Invested Amount                                      206,993,391.84
Ending Invested Amount                                         199,726,240.91
Beginning Pool Balance                                         216,428,006.27
Ending Pool Balance                                            209,142,395.21
Credit Enhancement Draw Amount                                           0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                      515
      Trust Balance                                             16,687,895.06
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      163
     Trust Balance                                               4,728,902.67
   90+ days (Del Stat 3+)
     No. of Accounts                                                      333
     Trust Balance                                              10,753,070.86
   REO
     No. of Accounts                                                       33
     Trust Balance                                               1,273,145.50
Aggregate Liquidation Loss Amount for Liquidated Loans             419,720.65
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Class A-2 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                        0.00

Subsequent Mortgage Loans
     No. of Accounts                                                        0
     Trust Balance                                                       0.00